UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 27, 2017

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2017, Brown-Forman Corporation (the "Company") announced the promotion of Lawson Whiting to the position of Chief Operating Officer, effective October 1, 2017.  Mr. Whiting, 49, has served as Executive Vice President and Chief Brands and Strategy Officer since February 2015. Prior to that time, he served as Senior Vice President and Chief Brands Officer from 2013 to 2015, Senior Vice President and Managing Director for Western Europe from 2011 to 2013, Vice President and Finance Director for Western Europe from 2010 to 2011, and Vice President and Finance Director for North America from 2009 to 2010.

Reporting to Mr. Whiting in his role as Chief Operating Officer are Jill Jones, Executive Vice President and President for North America, CCSA, IMEA, and Global Travel Retail; Alejandro “Alex” Alvarez, Senior Vice President and Chief Production Officer; and Thomas Hinrichs, Senior Vice President and President for Europe, North Asia, and ANZSEA.

In connection with his promotion, Mr. Whiting's compensation will increase, effective October 1, 2017, as follows: annual salary, including holiday bonus, will increase to $666,688; and short-term and long-term incentive compensation opportunities at target will increase to $455,000 and $900,000, respectively. Mr. Whiting's long-term incentive compensation opportunity will be allocated among long-term cash and Class A and Class B common performance-based equity.

Details regarding the Company's executive compensation program are included in the Compensation Discussion and Analysis section of the Company’s definitive proxy statement for the 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 27, 2017.
There are no related party transactions involving Mr. Whiting that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Whiting's promotion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated September 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: September 28, 2017	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Vice President, Managing Attorney and Assistant Corporate Secretary